Exhibit 10.24

LIMITED CONSENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT
This LIMITED CONSENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”), dated as of December 9, 2018 and, made by and among KADANT INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors parties hereto, the Foreign Subsidiary Borrowers parties hereto, the several banks and other financial institutions or entities parties hereto constituting all of the lenders under the Original Credit Agreement (defined below) (the “Lenders”), CITIZENS BANK, N.A., as administrative agent (the “Administrative Agent”) and CITIZENS BANK, N.A., as multicurrency administrative agent (the “Multicurrency Administrative Agent”; together with the Administrative Agent, the “Agents”).
Background
The Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders entered into an Amended and Restated Credit Agreement dated as of March 1, 2017 as amended by that certain First Amendment dated as of May 24, 2017 (the “Original Credit Agreement”), as further amended, modified or supplemented from time to time, the “Credit Agreement”.
The Borrower has informed the Agents and the Lenders that it or its Subsidiaries intends to acquire all of the Capital Stock of one or more entities that have been identified to the Agents (the “Acquisition Target”) (and delivered a copy of an Equity Purchase Agreement regarding such transaction dated the date hereof (the “Purchase Agreement”)) through the Borrower or one or more of the Borrower’s wholly-owned subsidiaries (individually, and collectively, the “Kadant Purchaser”) (such acquisition transaction, the “Identified Acquisition”) which Identified Acquisition shall be funded, in part, with Loans to be advanced under the Credit Agreement (such extension of credit by the Lenders, the “Acquisition Advance”).
The Borrower has requested that the Agents and the Lenders agree that the conditions to each extension of credit to the Borrower and/or a Foreign Subsidiary Borrower set forth in Sections 5.2 and 5.3 of the Original Credit Agreement, as applicable, shall be limited as set forth herein with respect to the Acquisition Advance.
Capitalized terms not defined herein shall have the meanings given such terms in the Original Credit Agreement. This Consent constitutes a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.
NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders hereby agree as follows:
1.Limited Consent and Agreement. Subject to the terms and conditions herein contained and in reliance upon the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in Section 2 below, the Agents and the Lenders hereby agree that the conditions to each extension of credit to the Borrower and/or a Foreign Subsidiary Borrower set forth in Sections 5.2 and 5.3 of the Credit Agreement, as applicable, shall be limited as set forth below with respect to the Acquisition Advance to the extent that the Identified Acquisition is consummated in connection therewith and the Revolving Commitments have not otherwise terminated prior to the date of the consummation of the Identified Acquisition in accordance with the terms of the Credit Agreement (other than a termination resulting from any Disregarded Default occurring after the date hereof) (the conditions to the Acquisition Advance being referred to herein as the “Limited Funding Conditions”):

(A)    The representations and warranties referenced in Section 5.2(a) of the Credit Agreement shall be limited to (x) those representations and warranties set forth in Sections 4.3(a), 4.3(e), 4.4, 4.5, 4.11, 4.14, 4.19 and 4.21 of the Credit Agreement as those representations and warranties relate to the Borrower and Kadant Purchaser, and (y) (limited to the best of Kadant Purchaser’s knowledge) those representations and warranties made by or with respect to the Acquisition Target in the Purchase Agreement as are material to the interests of the Lenders, but only to the extent Kadant Purchaser is entitled to terminate such Purchase Agreement on the basis of such representations and warranties.
(B)    The Defaults and Events of Default referred to in Section 5.2(b) of the Credit Agreement shall be limited to those Events of Default which are not Disregarded Defaults.
The parties hereto acknowledge and agree to the following in connection with the consent granted pursuant to this Section 1:
(i)    The Limited Funding Conditions apply solely to the Acquisition Funding to the extent consummated on or before 120 days after the date hereof and not to any other funding under the Credit Agreement.
(ii)    The Acquisition Funding shall also be subject to the following conditions: (x) the Identified Acquisition shall constitute a “Permitted Acquisition” under (and as defined in) the Credit Agreement except that (I) the occurrence of a Disregarded Default shall be disregarded for the purposes of determining compliance with clause (c) of the definition of “Permitted Acquisition,” and (II) compliance with clauses (d) and (e) of the definition of “Permitted Acquisition” shall be subject to Section 1.9 of the Original Credit Agreement and shall be deemed to be satisfied on the date hereof, and (y) on the date of the Acquisition Funding, the Borrower shall (I) certify that no Default or Event of Default (based on the Borrower’s knowledge with respect to the Acquisition Target) has occurred or is continuing both before and after giving effect to the Acquisition Funding and the Acquisition, or (II) certify that no Default or Event of Default other than a Disregarded Default has occurred or is continuing both before and after giving effect to the Acquisition Funding and the Identified Acquisition and provide a list of all such Disregarded Defaults (based on the Borrower’s knowledge with respect to the Acquisition Target) that have occurred and are continuing as of such date.
(iii)    The Lenders’ agreement to fund the Acquisition Advance subject to the Limited Funding Conditions is not intended (and should not be construed) as a waiver of any Disregarded Default existing at the time of such Acquisition Advance or of any of the Agents’ or the Lenders’ rights and remedies with respect thereto, all of which are hereby reserved and preserved in their entirety by the Agents and the Lenders.
The foregoing limited consent and limited waiver is limited to the Identified Acquisition as set forth herein and is not a commitment or agreement to grant any consent or waiver in the future.
2.Conditions Precedent.

The provisions of this Consent shall be effective as of the date on which all of the following conditions shall be satisfied:
(a)the Borrower, each Subsidiary Guarantor and each Foreign Subsidiary Borrower shall have delivered to the Agents an executed counterpart of this Consent; and

(b)the Agents and the Lenders shall have indicated their consent and agreement by executing this Consent.

3.Miscellaneous.

(a)Ratification. The terms and provisions set forth in this Consent shall modify and supersede all inconsistent terms and provisions set forth in the Original Credit Agreement and except as expressly modified and superseded by this Consent, the terms and provisions of the Original Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Foreign Subsidiary Borrowers, the Agents and the Lenders agree that the Original Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Consent, the Original Credit Agreement shall control.

(b)Representations and Warranties. The Borrower hereby represents and warrants to the Agents that the representations and warranties set forth in the Loan Documents, after giving effect to this Consent, are true and correct in all material respects (or all respects to the extent already qualified by materiality or the occurrence of a Material Adverse Effect) on and as of the date hereof, with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. The Borrower further represents and warrants to the Agents and the Lenders that the execution and delivery of this Consent (i) are within the Borrower’s and each Foreign Subsidiary Borrower’s organizational power and authority; (ii) have been duly authorized by all necessary organizational action of the Borrower and each Foreign Subsidiary Borrower; (iii) is not in contravention of any provision of the Borrower’s or any Foreign Subsidiary Borrower’s organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other material instrument to which either the Borrower or any Foreign Subsidiary Borrower is a party or by which Borrower, any Foreign Subsidiary Borrower or any of their property is bound. All representations and warranties made in this Consent shall survive the execution and delivery of this Consent.

(c)Expenses of the Agent. As provided in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agents in connection with the preparation, negotiation, and execution of this Consent, including without limitation, the reasonable costs and fees of the Agents’ legal counsel.

(d)Severability. Any provision of this Consent held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Consent and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(e)Applicable Law. This Consent shall be governed by and construed in accordance with the laws of the State of New York.

(f)Successors and Assigns. This Consent is binding upon and shall inure to the benefit of the Agents, the Lenders and the Borrower, the Foreign Subsidiary Borrowers and their respective successors and assigns.

(g)Counterparts. This Consent may be executed in one or more counterparts and on facsimile counterparts or other electronic transmission, as permitted under the Original Credit Agreement, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

(h)Headings. The headings, captions, and arrangements used in this Consent are for convenience only and shall not affect the interpretation of this Consent.

(i)ENTIRE AGREEMENT. THIS CONSENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(j)Acknowledgement and Reaffirmation. Each of the Borrower, as a guarantor, and Kadant Black Clawson LLC, Kadant International Holdings LLC and Kadant Johnson LLC (collectively, the “Subsidiary Guarantors” and together with the Borrower, the “Guarantors”), hereby acknowledges the consents granted pursuant to this Consent and reaffirms its guaranty of the Borrower Obligations and the Foreign Subsidiary Borrower Obligations (each as defined in the Guarantee) pursuant to that certain Amended and Restated Guarantee Agreement, dated as of March 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), among the Guarantors and the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
KADANT INC.

By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

KADANT U.K. LIMITED

By: /s/ Jonathan W. Painter
Name: Jonathan W. Painter
Title: Director

KADANT CANADA CORP.

By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

Kadant JOHNSON EUROPE B.V.

By: /s/ Eric T. Langevin
Name: Eric T. Langevin
Title: Director

KADANT INTERNATIONAL LUXEMBOURG SCS

By: /s/ Stacy D. Krause
Name: Stacy D. Krause
Title: Manager

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-1)

Kadant Luxembourg S.à r.l.

By: /s/ Roger Hoogeboom
Name: Roger Hoogeboom
Title: Class A Manager

By: /s/ Isabelle Evers
Name: Isabelle Evers
Title: Class B Manager

KADANT JOHNSON DEUTSCHLAND GmbH

By: /s/ Jonathan W. Painter
Name: Jonathan W. Painter
Title: Director

Subsidiary Guarantors:

Kadant Black Clawson LLC

By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

Kadant International Holdings LLC

By: Kadant Inc. Its Sole Member
By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

Kadant Johnson LLC

By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-2)

CITIZENS BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Michael Ozzella
Name: Michael Ozzella
Title: Assistant Vice President

[Signature Page - Consent under Amended and Restate Credit Agreement and Limited Consent]
(S-3)

CITIZENS BANK, N.A., as Multicurrency Administrative Agent and as a Lender

By: /s/ Michael Ozzella
Name: Michael Ozzella
Title: Assistant Vice President

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-4)

CITIZENS BANK, N.A., as a Lender

By: /s/ Michael Ozzella
Name: Michael Ozzella
Title: Assistant Vice President

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-5)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ David M. Crane
Name: David M. Crane
Title: Senior Vice President

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-6)

U.S. BANK, NATIONAL ASSOCIATION

By: /s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-7)

HSBC BANK USA, N.A.

By: /s/ Sacha Stein
Name: Sacha Stein
Title: Vice President

[Signature Page-Second Amendment to Credit Agreement and Limited Consent]
(S-8)

SANTANDER BANK, N.A.

By: /s/ Karen Ng
Name: Karen Ng
Title: Senior Vice President

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-9)

JPMORGAN CHASE BANK, N.A.

By: /s/ Brian Keenan
Name: Brian Keenan
Title: Vice President

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-10)

HSBC BANK CANADA

By: /s/ Leonard Mortimore
Name: Leonard Mortimore
Title: Country Head of ISB

By: /s/ Graham Carroll
Name: Graham Carroll
Title: AVP

[Signature Page - Consent under Amended and Restated Credit Agreement and Limited Consent]
(S-11)